This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of WaFd’s management and are subject to significant risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of the presentation, and WaFd assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements. 1 Investor Presentation As of March 31, 2026

Overview of WaFd Bank 2 • Established in 1917; IPO in 1982 • Washington State Charter Commercial Bank – WA DFI, FDIC, FRB, CFPB Regulated • Headquartered in Seattle, WA; is the second largest bank headquartered in the Pacific Northwest • 208 branches across 9 western states • Full-service consumer & commercial bank • Strong capital, high asset quality, consistent results • Profitable every year since 1965 • Interest rate risk management – well controlled • 172nd consecutive quarterly cash dividends • 14,698% Total shareholder return since IPO Total Assets $27.6B Total Loans HFI $20.0B Total Investments $5.1B Total Deposits $21.1B Stockholder Equity $3.0B ACL $224.5M 1 As of or for the quarter-ended March 31, 2026 Overview Geographic Overview Company Highlights1 2

WaFd Bank Executive Management Committee 3 Kelli Holz SEVP Chief Financial Officer Brent Beardall President and Chief Executive Officer 3 Ryan Mauer EVP Chief Credit Officer Cathy Cooper EEVP Chief Experience Officer Kim Robison EVP Chief Operating Officer

WaFd Bank Demographics

Our markets are among the most desirable in the US and create a foundation for loan growth without excessive risk

State	Number of Branches	Company Deposits in Market ($000)	Deposit Market Share (%)	Percent of National Franchise (%)	Total Population 2026 (Actual)	Population Change 2020-2026 (%)	Projected Population Change 2026-2031 (%)	Median HH Income 2026 ($)	Projected HH Income Change 2026-2031 (%)
Washington	73	8,504,298	4.13	40.3	8,042,527	4.38	3.09	105,641	13.02
California	10	3,330,245	0.22	15.8	39,435,158	-0.26	0.05	105,694	12.59
Oregon	36	2,827,773	2.81	13.4	4,271,804	0.82	0.4	89,847	12.76
Arizona	28	1,671,233	0.76	7.9	7,705,939	7.75	4.97	86,542	12.71
New Mexico	18	1,799,259	3.86	8.5	2,130,660	0.62	0.36	69,426	9.85
Idaho	21	926,134	2.51	4.4	2,041,822	11.02	6.52	83,555	11.31
Utah	9	558,689	0.47	2.6	3,573,552	9.23	5.97	103,211	12.91
Nevada	8	544,906	0.53	2.6	3,319,992	6.94	4.7	86,266	14.36
Texas	5	961,614	0.05	4.6	31,994,623	9.78	6.47	84,658	11.81
Totals:	**208**	**21,124,151**		**100**	**102,516,077**				
Weighted Average						**3.67**	**2.47**	**97,078**	**12.56**
Aggregate: National					**342,965,686**	**3.47**	**2.58**	**86,867**	**11.3**

Branch count and WaFd deposit balances are as of March 31, 2026. Deposit market share and percent of national franchise are from the FDIC's Summary of Deposit reports and are as of June 30, 2025. All other data is updated as new data becomes available.

WaFd Bank 4

Evolution of Our Franchise Thrift Consumer deposits and home loans Commercial Relationship deposits and diversified lending Serving Businesses Concierge level service for all clients –serving businesses wholistically alongside consumers, both in-person and digitally Build 2030 5 15 years of investment in our evolution to a commercial bank 5 Digital Focus Leverage data to anticipate financial needs and empower clients

Build 2030 - Plan Proforma 6 6 Deposits: Shift 20% of interest-bearing to non-interest bearing through small business focus Loans: Redeploy $8 billion SFR portfolio to ≥6% commercial loans 16.7% ROATCE 3.60% NIM Business Banking, Corporate Banking and Commercial Real Estate Banking Segments have two primary objectives as a trusted advisor: 1. Deliver phenomenal, concierge-level customer service to all our clients - "everyone and every business deserves a WaFd banker". 2. Grow the business by delivering credit and treasury solutions that allow our clients to prosper. The above represents a static projection and assumes no changes other than the effect of the shifts and redeployment described and are not intended to represent a financial projection.

Net Promoter Score Approaching World Class 7 Our investments in customer service, usability and technology are translating into high customer satisfaction levels Source: CustomerGauge.com and Comparably.com WaFdaa Net Promoter Score 1Peer Net Promoter Score 1 1 2025 Financial Services Banking Benchmarks A Score of 70 or higher is considered world class. A Score of 50 or higher is considered excellent. A score of 30 or higher is considered very good. A score of 0-30 is considered good 7 15 18 58 853

8 Commitment to Community We believe our enduring franchise comes from core principles focused on helping the neighborhoods we serve. Community Development Over $390 million dollars invested towards community development lending including affordable housing investments Washington Federal Foundation The Washington Federal Foundation awarded 206 grants to local community organizations totaling over $1.0 million for fiscal 2025 Volunteerism WaFd employees participated in 14,649 volunteer hours in support of 1,136 community organizations and initiatives United Way Matching Campaign WaFd matches employee contributions made to United Way agencies in all nine states. In FY 2025 pledges from colleagues were $375,525. WaFd matched $375,495 and $750,000 matched by FHLB for a total of $1,501,020 Our Corporate Social and Environmental Responsibility Policy flows from WaFd Bank’s core principles, which are: To provide common- sense banking that helps neighborhoods flourish Adhere to the primary corporate value of integrity Exercise prudent risk management Maintain transparency in its business practices Resolve to create long-term value for all stakeholders 1 2 3 4 5

Financial Highlights 9 9 Earnings $62.0 M $60.6 M $64.2 M $65.6 M $0.73 $0.72 $0.79 $0.82 Net Income EPS Q3 25 Q4 25 Q1 26 Q2 26 Credit Quality as a % of Net Loans 0.41% 0.64% 0.96% 0.62% 0.26% 0.60% 1.07% 0.78% 3.54% 3.16% 2.94% 2.60% Non-Accruals Delinquencies Adversely Classified Q3 25 Q4 25 Q1 26 Q2 26 Equity per Share $34.30 $35.04 $35.70 $36.30 $28.69 $29.38 $29.91 $30.27 Common Equity Per Share Tangible Equity Per Share Q3 25 Q4 25 Q1 26 Q2 26 Equity to Assets 11.28% 11.38% 11.10% 10.81% 9.78% 9.89% 9.64% 9.35% 11.75% 11.77% 11.69% 11.35% Equity to Assets TCE to TA CET 1 Q3 25 Q4 25 Q1 26 Q2 26 Return on Average Tangible Common Equity 10.20% 9.99% 10.57% 10.82% Q3 25 Q4 25 Q1 26 Q2 26 Efficiency Ratio 56.01% 56.82% 55.25% 55.66% Q3 25 Q4 25 Q1 26 Q2 26

10 Loan and Deposit Balances by Geographical Area As of March 31, 2026, $ In Millions Loan Balances by State Deposit Balances by State

11 Loan Growth – Through Different Interest Rate Environments • Net loans increased by $119 million in Q2 compared to Q1 2026. Originations in active loan types offset runoff in inactive types. • The active loan balance grew by $359 million during the quarter. Active loan types include the CRE, C&I and the consumer portfolio. • Mortgage and Consumer loans currently make up 38% of total net loans compared to 41% in 2015. Loan GrowthNew Loan Originations $ in millions. • Originations were $1.5 billion in Q2 2026, an increase of $424 million over Q1 and an increase of $629 million over Q2 2025. • Commercial loans make up a greater portion of all originations over time, making up 95% of all originations in the first half of 2026 compared to 83% in 2015. The pace of this change will increase given our exit of the mortgage lending market. Mortgage & Consumer Commercial Real Estate Commercial & Industrial (C&I) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 YTD $— $2,000 $4,000 $6,000 $8,000 $10,000 Mortgage & Consumer Commercial Real Estate Commercial & Industrial (C&I) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 YTD $— $5,000 $10,000 $15,000 $20,000 $25,000

Non-Performing Asset Trends 12 We have maintained a strong ACL while NPAs remain low • ACL at March 31, 2026 amounted to $202 million, representing 163% of total non performing loans (1) • Non-performing assets were $132 million as of March 31, 2026, 0.48% of Total Assets Non-Performing Assets to Total Assets and ACL to Gross Loans (1) (2) 1 ACL does not include reserve for unfunded commitments which was $22.5 million at March 31, 2026. 2 Effective October 1, 2020, the Company implemented FASB’s Current Expected Credit Loss (CECL) Standard 2.76% 2.18% 1.63% 1.00% 0.88% 0.67% 0.64% 0.53% 0.48% 0.20% 0.22% 0.21% 0.26% 0.28% 0.54% 0.48% 1.40% 1.51% 1.42% 1.30% 1.10% 1.04% 1.01% 1.01% 0.99% 1.15% 1.05% 0.89% 0.90% 0.91% 0.94% 0.94% Non-Performing Assets to Total Assets ACL to Gross Loans 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 YT D

Strong Credit Quality 13 Net Loan Charge-offs (recoveries) Average NCOs Per Year – Last 20 Years Source: S&P Global, Company Filings 1 Peers represent Proxy Peers as specified in the Company’s latest Proxy Statement (1) Strong Credit Quality Characterized by Limited Charge-Offs The Bank experienced nine consecutive years of net recoveries, fiscal 2014 through fiscal 2022, during which net recoveries totaled $74.9 million. Net charge-offs have remained low through YTD 2026. 0.93% 0.24% (0.18)% (0.06)% (0.13)%(0.13)% (0.10)% (0.03)% (0.03)% (0.05)% (0.02)% 0.26% 0.01% 0.06% 0.02% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 YTD (0.25)% —% 0.25% 0.50% 0.75% 1.00%

Loan Portfolio Composition 14 Composition, LTV and Delinquencies. Based on net loans as of March 31, 2026 SFR, 37.4% Construction, 4.7% Custom Construction, 0.2% Land - A&D, 0.8% Lot Loans, 0.4% Multi-family, 23.3% CRE, 18.1% C&I, 13.6% HELOC, 1.3% Consumer, 0.3% Portfolio Segment WTD Avg Current LTV Delinquent based on $ Multifamily 49% 1.04 % CRE - Office 62% — % CRE - Other 42% 0.10 % CRE Construction - Multifamily 54% — % CRE Construction - Other 38% — % C&I NA 2.29 % SFR 34% 0.53 % SFR Custom Construction 62% 2.31 % Other NA 0.52% 0.78% $20 Billion

View On C&I and CRE 15 Based on net loans as of March 31, 2026 Mining, Oil and Gas Extraction, 23% RE Rental and Leasing, 15% Other, 11% Health Care and Social, 10% Manufacturing, 6% Construction, 5% Wholesale Trade, 6% Finance and Insurance, 4% Retail Trade, 5% Transport & Warehouse, 3% Professional Svcs, 3% Arts & Entertainment, 3% Management Svcs, 3% Educational Svcs, 3% C&I Composition Multi-Family, 54% Industrial, 11% Office, 10% Retail, 4% Medical/ Dental, 3% Motel / Hotel, 2% Mixed Use, 3% Warehouse/Self Storage, 2%Other, 12% CRE Composition 20% Owner Occupied vs. 80% Non-Owner Occupied1 $8.2 Billion $2.5 Billion 1 Owner and non-owner occupied disclosure relates to the Commercial Real Estate portfolio excluding multifamily loans.

Significant Liquidity and High-Quality Securities Portfolio 16 High quality, $5.8 billion cash and investment portfolio with $15.2 billion remaining collateral and lines as a source of additional potential liquidity Cash and Securities Composition Total Cash and Securities: $5.8B Cash and Securities / Total Assets: 21% Cash & Securities / Total Assets1 As of 3/31/2026, WAFD maintains $5.8B of balance sheet Liquidity. • Cash and Securities is 21% of assets • Investment Portfolio targets low credit risk / moderate duration • 85% Cash and US Government-backed Agency Bonds and MBS • Current Yield on Cash and Investments Portfolio is 4.30% Liquidity is tested quarterly through utilizing various scenarios to determine their effect on available liquidity. Whether minor or extreme, these tests show strong liquidity as a result of deposits and borrowing capacity from reliable collateralized sources. Source: SNL Financial, Company Filings 1 Peers represent Banks similar to WaFd in size, geography and operations Total Cash and Securities: $4.9B Cash and Securities / Total Assets: 18% 3/31/2025 3/31/2026 US Backed, 73% Cash, 12% High Quality Bonds, 15% US Backed, 53% Cash, 25% High Quality Bonds, 22% WAFD Peers Sep 2020 Sep 2021 Sep 2022 Sep 2023 Sep 2024 Sep 2025 Mar 2026 10.00% 20.00% 30.00% 40.00%

Investment Portfolio 17 High quality, $5.1 billion investment portfolio with a duration of 3.2 years. Portfolio is 45% variable rate. HTM Investments Fair Value Gain/(Loss) WAL Expected Yield Agency MBS $ 712,117 $ (33,610) 7.8 4.15% AFS Investments Fair Value Gain/(Loss) WAL Expected Yield Agency MBS $ 3,478,539 $ (7,068) 5.9 4.51% Agency and Student Loan Bonds 677,092 (756) 13.6 4.60% Corporate Bonds 161,884 (8,356) 6.0 3.56% Municipal Bonds 34,743 (635) 9.3 5.22% $ 4,352,258 $ (16,815) Hedges Gain/(Loss) Borrowing Cash Flow Hedges $ 97,378

Highly Diversified Deposit Base - % of Deposits by Industry 18 Top 20 depositors make up 14% of total deposits. 25.2% of total deposits are uninsured and not collateralized as of March 31, 2026 Consumer, 30% Public Administration, 10% Finance and Insurance, 7% Real Estate and Rental and Leasing, 7% Other Services, 6% Educational Services, 6% Construction, 5% Health Care and Social Assistance, 5% Mining, 4% Professional, Scientific, and Technical Services, 4% Manufacturing, 3% Retail Trade, 3% Other, 10%

19 Deposit Trends Shifting away from time deposits in favor of transaction accounts. Net Interest-bearing accounts make up 12% of all deposits. Transaction Accounts, 60.3% Time Deposits, 39.7% Transaction Accounts, 55.3% Time Deposits, 44.7% As of 3/31/2026 As of 3/31/2025 Transaction Accounts Time Deposits WTD Rate 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 YT D $— $4,000 $8,000 $12,000 $16,000 $20,000 $24,000 —% 0.80% 1.60% 2.40% 3.20% 4.00% 4.80%

Borrowings and Debt Outstanding & Weighted Rate 20 Total Debt is 98.3% FHLB advances and 1.7% Junior Subordinated debentures and is used in part to manage interest rate risk. Increase in borrowings for 2020 was from locking in $1 billion of funding at a fixed rate of 66 bps for 10 years. Borrowings WTD Rate 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 YTD $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% Effective Maturity Schedule $ in millions Within 3 months: $ 1,425 3.85% 4 to 6 months: $ 119 4.52% 7 to 9 months: $ 150 3.81% 10 to 12 months: $ — — % 1 to 3 years: $ 225 3.51% 3 to 5 years: $ 994 1.09% 5+ years: $ 202 4.48%

AOCI vs our Peers 21

22 Net Interest Income and Net Interest Margin Net interest income in thousands. March 31, 2026 Highlights: • Net Interest Income (NII) would decrease by 0.1% in +100 bps immediate and parallel shock and would increase by 6.2% in a -100 bps immediate parallel shock. • Net Portfolio Value (NPV) after +200bps shock is 22.2% lower ($687M) and at $2.4 billion would be 9.5% of total assets. NPV after -200bps shock is 18.9% higher ($583M) and at $3.7 billion would be 13.2% of total assets. • Realized an interest-bearing deposit beta of 48% for Q2 2026 Net Interest Income Margin % Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 $— $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00%

23 Net Interest Margin Increased to 2.81% from at 2.70% Q1 2026 and from 2.55% Q2 2025. December 2025 to March 2026 2.70% 0.10% (0.05)% 0.07% 0.06% (0.05)% (0.02)% 2.81% Q1 2026 Rate Deposits Rate Loans Non Accrual QoQ Day Count Securities Growth Misc Q2 2026 March 2025 to March 2026 2.55% 0.37% (0.11)% —% 0.08% (0.12)% 0.04% 2.81% Q2 2025 Rate Deposits Rate Loans Non Accrual QoQ Rate Borrowings Securities Growth Misc Q2 2026

24 Net Income and Common Earnings Per Share Annual Quarterly March 31, 2024 Net Income and EPS reflect LBC merger-related expenses of $25 million and the merger-related initial ACL provision of $16 million. Net Income (in thousands) EPS 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 $— $60,000 $120,000 $180,000 $240,000 $300,000 $— $1.00 $2.00 $3.00 $4.00 Net Income (in thousands) EPS Sep -22 Dec -22 Mar- 23 Ju n-23 Sep -23 Dec -23 Mar- 24 Ju n-24 Sep -24 Dec -24 Mar- 25 Ju n-25 Sep -25 Dec -25 Mar- 26 $— $20,000 $40,000 $60,000 $80,000 $— $0.25 $0.50 $0.75 $1.00 $1.25 $1.50

25 Diverse sources of Non-Interest Income provide steady growth and balance our revenue profile Non-Interest Income for Quarter-Ended March 31, 2026 Non-Interest Income Over Time ($MM) Non-Interest Income / Total Loan Revenue Other Income includes: • BOLI income • Rental income • Income on equity method investments Loan Fees, 11.2% Deposit Fees, 38.7% WaFd Insurance Commission Revenue, 34.1% Other Income, 16.0% 9% 11% 16% 12% 10% 6% 5% 6% 8% FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 FY 2026 YTD $3.9 $7.3 $6.9 $7.2 $3.9 $2.7 $6.9 $3.6 $24.9 $23.7 $24.7 $25.9 $26.1 $27.5 $29.6 $15.5 $10.2 $10.9 $11.9 $13.4 $14.6 $17.4 $19.5 $11.1 $13.1 $13.2 $16.7 $19.8 $8.5 $12.5 $15.0 $6.2 $10.1 $30.7 $3.2 Loan Fees Deposit Fees WaFd Insurance Other Income Gain on Sale of Investments Gain on Sale of Buildings FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 FY 2026 YTD Non-Interest Income

26 Non-Interest Expense Over Time Annual and Quarterly - Expenses in thousands Annual Quarterly Other expense, as shown above, includes FDIC premiums, product delivery & IT related costs and other miscellaneous expenses. The quarter-ended March 31, 2024 includes merger related expenses and other non-operating expenses. If removed, the adjusted efficiency ratio for 2024 would have been 57.5%. See additional details for ‘other’ expenses within Other Non-Interest Expense on the next page. 50% 51% 48% 50% 52% 59% 59% 54% 51% 62% 59% Compensation Occupancy Other Non-Int Expenses Efficiency Ratio FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 $— $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 —% 10% 20% 30% 40% 50% 60% 70% 47% 52% 52% 52% 58% 78% 57% 57% 65% 58% 56% 57% 55% 56% Compensation Occupancy Other Non-Int Expenses Efficiency Ratio DEC-22 MAR-23 JU N-23 SEP-23 DEC-23 MAR-24 JU N-24 SEP-24 DEC-24 MAR-25 JU N-25 SEP-25 DEC-25 MAR-26 $— $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 —% 10% 20% 30% 40% 50% 60% 70% 80%

27 Breakout of Other Non-Interest Expenses Non-Interest Expense includes: • FDIC Premiums • Product Delivery • Information Technology • ‘Other expense’ line-item include professional services, marketing and administrative costs. $ in millions $9.8 $10.9 $14.4 $9.5 $20.0 $28.9 $20.2 $10.5 $15.9 $17.0 $18.5 $19.5 $21.0 $24.0 $25.9 $13.7 $38.9 $52.9 $42.7 $47.2 $49.4 $53.3 $60.1 $30.3 $34.6 $47.5 $41.1 $45.9 $47.5 $65.9 $54.2 $26.9 FDIC Premiums Product Delivery Information Technology Other Expense FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 FY 2026 YTD

28 Capital Ratios WAFD does not seek to maximize leverage. Rather, we aspire to be the bank that can best weather the next storm on the horizon. • Source: S&P Global, Company Filings Common Equity Tier 1 Ratio WaFd Inc. Peer Banks Well Capitalized Sep 2023 Sep 2024 Sep 2025 Mar 2026 —% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Total Risk-Based Capital WaFd Inc. Peer Banks Well Capitalized Sep 2023 Sep 2024 Sep 2025 Mar 2026 —% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% Tangible Common Equity/Tangible Assets Sep 2023 Sep 2024 Sep 2025 Mar 2026 9.00% 9.50% 10.00% 10.50%

Returning Capital to Shareholders Recent Capital Activities • Current cash dividend of $0.27 provides a yield of 3.05% based on the current stock price (April 30) • 4,688,109 shares were repurchased in YTD fiscal 2026 with a weighted price of $30.98 • Since 2013, 57.5 million shares repurchased which is 54.1% of total outstanding shares as of 9/30/2012 • On February 3, 2026 the Board of Directors authorized an additional 4.5 million shares for repurchase, bringing the total authorization to 10 million shares. • 8.0 million shares remain in buyback authorization as of March 31, 2026 • Dividend Payout Ratio YTD 3/31/2026 was 34% 29 Return of Income to Common Shareholders Net Income Stock Buyback & Dividends Buybacks & Dividends as a % of Net Income # of Shares Wtd Price Paid % Outstanding at beginning of the year 2023 $242,801 $94,255 39% 1,165,161 $26.14 2% 2024 $185,416 $101,355 55% 1,070,207 $25.29 1.6% 2025 $211,443 $186,571 88% 3,447,771 $29.56 4.2% 2026 YTD $122,432 $185,743 152% 4,688,109 $30.98 6.1% * Preferred stock issuance proceeds were used to repurchase 8 million shares Share Repurchases

Estimated Effect of Proposed Regulatory Capital Changes 30

As of 3/31/2026: Book Value per Share $36.30 Tangible Book Value per Share 30.27 Price to BV: 86.5% Price to TBV: 104% Stock Price & Book Value Per Share 31

Managing Capital Text Text Text Tex 32 Perspective through the last Credit Cycle

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of WaFd’s management and are subject to significant risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of the presentation, and WaFd assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements.